Great Elm Capital Group, Inc. Investor Presentation – Quarter and Year Ended June 30, 2019 September 13, 2019 © 2019 Great Elm Capital Group, Inc. Exhibit 99.2

© 2019 Great Elm Capital Group, Inc. Disclaimer Statements in this presentation that are “forward-looking” statements, including statements regarding expected growth, profitability, free cash flow and outlook involve risks and uncertainties that may individually or collectively impact the matters described herein. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and represent Great Elm Capital Group, Inc.’s (“Great Elm” or “GEC”) assumptions and expectations in light of currently available information.  Great Elm assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this presentation or to conform prior statements to actual results or revised expectations, except as required by law. These statements involve risks, variables and uncertainties, and Great Elm’s actual performance results may differ from those projected, and any such differences may be material. For information on certain factors that could cause actual events or results to differ materially from Great Elm’s expectations, please see Great Elm’s filings with the Securities and Exchange Commission (the “SEC”), including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Additional information relating to Great Elm’s financial position and results of operations is also contained in Great Elm’s annual and quarterly reports filed with the SEC, which are available for download at its website www.greatelmcap.com or at the SEC website www.sec.gov. Non-GAAP Financial Measures The SEC has adopted rules to regulate the use in filings with the SEC, and in public disclosures, of financial measures that are not in accordance with US GAAP, such as adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). See the Appendix for important information regarding the use of non-GAAP financial measures and reconciliations of non-GAAP measures to their most directly comparable GAAP measures. This presentation does not constitute an offer of any securities for sale.

Table of Contents

Slide	Section
4	Performance Overview
7	Organizational Overview
10	Operating Companies: Great Elm DME
14	Investment Management
18	Real Estate
22	General Corporate
24	Financial Review
27	Summary
29	Q&A
30	Appendix

GREAT ELM CAPITAL
© 2019 Great Elm Capital Group, Inc.
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Performance Overview © 2019 Great Elm Capital Group, Inc.

Performance Overview: Fourth Quarter 2019 For the quarter ended June 30, 2019, Great Elm reported: Consolidated Revenue of $15.1 million vs. $2.1 million during the same period the prior year DME: $12.9 million Investment Management: $0.9 million Real Estate: $1.3 million General Corporate: $0.1 million Consolidated adjusted EBITDA1 of $3.2 million vs. $(0.04) million of adjusted EBITDA during the same period the prior year DME: $2.8 million Investment Management: $0.8 million Real Estate: $1.2 million General Corporate: $(1.6) million © 2019 Great Elm Capital Group, Inc. (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix

Performance Overview: Full Year 2019 For the full year ended June 30, 2019, Great Elm reported: Consolidated Revenue of $51.2 million vs. $5.9 million during the same period the prior year DME: $41.9 million Investment Management: $3.8 million Real Estate: $5.5 million General Corporate: $0.1 million Consolidated adjusted EBITDA1 of $12.0 million vs. $(2.0) million during the same period the prior year DME: $10.4 million2 Investment Management: $3.2 million Real Estate: $4.6 million General Corporate: $(6.1) million © 2019 Great Elm Capital Group, Inc. Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix Partial period of approximately 10 months

Organizational Overview © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Organizational Overview: Drivers of Shareholder Value Operating Companies Real Estate Investment Management Target undercapitalized small and mid-sized companies where we can partner with management to accelerate earnings and cash flow growth Focus on companies that offer a platform for follow-on acquisitions and investment Grow Great Elm Capital Corp. (“GECC”) through capital raises and potential BDC acquisitions Increase assets under management (“AUM”) via new fund launches, SMAs and co-investments Seek opportunities, such as the Fort Myers transaction, that utilize modest equity capital and monetize significant net operating loss carryforwards (“NOLs”)

© 2019 Great Elm Capital Group, Inc. Organizational Overview: Alignment of Interest When combined, insider ownership totals approximately 19% of the outstanding shares We believe this level of insider ownership results in a significant and long-term alignment of interest between the shareholders and the insiders of GEC Director Share Ownership Employees of GEC/Great Elm Capital Management, Inc. (“GECM”) collectively own approximately 2.0 million shares of GEC, representing approximately 8% of GEC’s outstanding shares1 The directors of GEC collectively own greater than 11% of GEC’s outstanding shares1 Significant Alignment of Interest Employee Share Ownership (1) This includes restricted shares that are subject to both performance and service vesting and is based on the share count pro forma for the vesting of said restricted shares.

Operating Companies: Great Elm DME © 2019 Great Elm Capital Group, Inc.

Operating Companies: Rapid Growth at DME In FY 4Q19, Great Elm DME, Inc. (“DME”) generated $12.9 million of revenue and $2.8 million of adjusted EBITDA1 Meaningful revenue growth in major product categories Management is investing heavily in people, processes and technology to enhance DME’s scalable infrastructure, capable of supporting multiple acquisitions per year DME has continued to generate rapid year-over-year patient growth in its PAP product category New patient set-ups grew by 19.8% quarter-over-quarter We expect continued organic growth from DME Fundamental demand for respiratory products and services, combined with the company’s focus on patient service and business expansion, should lead to revenue, adjusted EBITDA and free cash flow growth in fiscal year 2020 © 2019 Great Elm Capital Group, Inc. (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix

Operating Companies: M&A In addition to driving organic revenue, EBITDA and volume growth, DME will seek to acquire complementary, patient-focused businesses DME is pursuing an expansion strategy that targets businesses in tangential or overlapping markets These acquisition opportunities can help to further diversify DME’s payor and product mix The respiratory-focused, durable medical equipment industry is characterized by a fragmented landscape that we believe offers a significant opportunity for additional consolidation DME’s patient-centric service model differentiates it from the competition In June 2019, a subsidiary of DME acquired the respiratory assets of Midwest Respiratory Care, Inc. (“MRC”) for approximately $6.3 million or 4.6x MRC’s EBITDA less capital expenditures for the twelve months ended April 30, 2019 The acquired assets represent approximately $3.5 million of TTM revenue and $1.4 million of TTM unleveraged free cash flow DME also seeks to explore complementary product lines and services that can leverage the company’s valuable contracts, referral sources, customer bases and infrastructure © 2019 Great Elm Capital Group, Inc.

Operating Companies: DME Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix

Investment Management © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Investment Management: A Scalable, High Margin Business AUM Growth High Margins Scalable Model Significant Free Cash Flow AUM GROWTH Grow GECC’s AUM through the issuance of additional debt and equity, complemented with accretive acquisitions of other BDCs, resulting in an increase in fee revenue Grow the Investment Management business by leveraging the existing team to launch additional vehicles HIGH MARGINS Given the largely fixed cost nature of the Investment Management business, we expect adjusted EBITDA margins to increase as our AUM increases and the business scales SCALABLE MODEL Investment team and infrastructure in place to support substantial growth in AUM and new investment vehicles SIGNIFICANT FREE CASH FLOW Growth in AUM in the Investment Management business coupled with its high margins and scalable business model could result in significant operating leverage and, thus, the potential for growth in adjusted EBITDA and free cash flow

© 2019 Great Elm Capital Group, Inc. Investment Management: Management Fee Growth

Investment Management: Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix Near-Term Drivers of Incremental Free Cash Flow: We believe GECC will continue to grow its investment portfolio, including via incremental capital raises, which will drive incremental management fee revenue The Full Circle consulting agreement terminates on November 3, 2019. The FY19 expense associated with this agreement was $763 thousand

Real Estate © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Real Estate: Overview We believe we are uniquely positioned to be a preferred partner to a sub-set of real estate investors because of our ability to absorb phantom income We view Credit Tenant Lease financings to high quality tenants as an attractive business for GEC for the following reasons: Limited Equity Capital Deployed High Level of Non-Recourse Leverage Monetization of Significant NOLs

Real Estate: Fort Myers – Organic Equity Growth © 2019 Great Elm Capital Group, Inc. Debt and Equity Values ($ in Millions) Multiple of Invested Capital Assuming a constant property value of $61.2 million, the chart at the right depicts the growth in GEC’s equity value as cash flows from the rental stream are utilized to amortize debt over the lease term As you can see, GEC builds significant equity value1 over time without any additional capital deployment 1 Equity value is equal to the property value at acquisition minus the face value of the debt on a given date.

Real Estate: Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

General Corporate © 2019 Great Elm Capital Group, Inc.

General Corporate: Segment Financial Detail © 2019 Great Elm Capital Group, Inc. 1 Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix

© 2019 Great Elm Capital Group, Inc. Financial Review

Financial Review: 4Q19 Consolidating Balance Sheets (Unaudited)

	Durable Medical Equipment	Investment Management	Real Estate	General Corporate	Eliminations	Consolidated
ASSETS						
Cash and cash equivalents, including restricted cash	$ 1,435	$ 288	$ 719	$ 10,388	$ -	$ 12,830
Inventories	1,336	-	-	-	-	1,336
Accounts receivable	8,876	1,214	-	163	-	10,253
Investments at fair value	-	-	-	17,110	-	17,110
Other current assets	593	143	43	92	-	871
Intercompany Receivable / Investment in Subsidiary	-	-	-	40,780	(40,780)	-
Real estate assets, net	-	-	54,411	-	-	54,411
Property and equipment, net	10,463	42	-	2	-	10,507
Identifiable intangible assets, net	9,296	2,910	5,370	-	-	17,576
Goodwill	50,398	-	-	-	-	50,398
Right of use asset, net	4,902	1,337	-	-	-	6,239
Other assets, net	160	83	771	182	-	1,196
Total assets	$ 87,459	$ 6,017	$ 61,314	$ 68,717	$ (40,780)	$ 182,727
LIABILITIES AND STOCKHOLDERS' EQUITY						
Liabilities:						
Accounts payable & accrued expenses	$ 6,893	$ 894	$ 497	$ 825	$ -	$ 9,109
Lease liabilities	5,073	1,460	-	-	-	6,533
Related party payables	1,940	-	-	-	-	1,940
Long term debt	7,364	-	56,430	-	-	63,794
Related party notes payable	27,220	3,148	-	-	-	30,368
Equipment financing	1,475	-	-	-	-	1,475
Intercompany Payable	29,552	8,264	2,964		(40,780)	-
Other liabilities	-	-	478	35	-	513
Total liabilities	79,517	13,766	60,369	860	(40,780)	113,732
Total stockholders' equity and contingently redeemable NCI	7,942	(7,749)	945	67,857		68,995
Total liabilities and stockholders' equity	$ 87,459	$ 6,017	$ 61,314	$ 68,717	$ (40,780)	$ 182,727

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© 2019 Great Elm Capital Group, Inc.
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Financial Review: FY19 Consolidating Income Statement (Unaudited)

	Durable Medical Equipment	Investment Management	Real Estate	General Corporate	Eliminations	Consolidated
Total revenue	$ 41,880	$ 3,841	$ 5,459	$ 123	$ (123)	$ 51,180
Operating costs and expenses:						
Cost of revenue	(17,261)	-	-	-	-	(17,261)
Depreciation and amortization	(1,323)	(631)	(1,729)	-	-	(3,683)
Selling, general and administrative	(20,811)	(4,025)	(884)	(8,943)	123	(34,540)
Total operating costs and expenses	(39,395)	(4,656)	(2,613)	(8,943)	123	(55,484)
Operating income (loss)	2,485	(815)	2,846	(8,820)	-	(4,304)
Dividends and interest income	717	-	-	1,714	-	2,431
Unrealized gain (loss) on investment in GECC	(894)	-	-	(168)	-	(1,062)
Interest expense, net	(3,415)	(180)	(2,655)	-	-	(6,250)
Other income (expense), net	-	-	-	136	-	136
Income (loss) from continuing operations, before income taxes	(1,107)	(995)	191	(7,138)	-	(9,049)
Benefit from income taxes	-	-	-	2,182	-	2,182
Income / (loss) from continuing operations	(1,107)	(995)	191	(4,956)	-	(6,867)
Discontinued operations:						
Income (loss) from discontinued operations, net of tax	-	-	-	3,736	-	3,736
Net income (loss) from discontinued operations, net of tax	-	-	-	3,736	-	3,736
Net income (loss), net of tax	$ (1,107)	$ (995)	$ 191	$ (1,220)	$ -	(3,131)
Adjusted EBITDA[1]	**$ 10,370**	**$ 3,176**	**$ 4,575**	**$ (6,102)**	**$ -**	**$ 12,019**
Levered free cash flow	**$ 6,174**	**$ 127**	**$ -**	**$ (4,605)**	**$ -**	**$ 1,696**

[1] Please refer to the Appendix for the Adjusted EBITDA reconciliation tables and disclaimers on slide 2.

GREAT ELM CAPITAL
© 2019 Great Elm Capital Group, Inc.
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Summary © 2019 Great Elm Capital Group, Inc.

© 2019 Great Elm Capital Group, Inc. Summary: Drivers of Shareholder Value Seek to enhance the value of our existing property through property improvement and lease modification Operating Companies Real Estate Investment Management Focus on growing Great Elm DME, Inc. both organically and via an expansion strategy that targets existing and adjacent markets Continue to strengthen Great Elm DME, Inc.’s scalable infrastructure, investing in people, processes and technology to support multiple acquisitions per year Focus on driving asset growth in GECC and raising capital for SMAs / other investment vehicles Leverage the existing team and infrastructure to generate incremental free cash flow

Q&A © 2019 Great Elm Capital Group, Inc.

Appendix © 2019 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2019 Great Elm Capital Group, Inc. (1)Our durable medical equipment business began in September 2018 and there was no related activity prior to that date. (2)General Corporate includes net income (loss) attributable to discontinued operations. (3)Unrecognized incentive fees earned include amounts earned under investment management agreements which are not recognized under US GAAP. Represents approximately $0.5 million of aggregate adjustments which negatively impact adjusted EBITDA by the same amount for the period beginning with the acquisition of DME on September 7, 2018 and ending March 31, 2019. There is no material impact on the US GAAP numbers reported for this period. Acquisition and integration related costs include transaction costs, costs to integrate acquired businesses and changes in the fair value of the contingent consideration liability since the initial valuation at the acquisition date. Broken deal expenses include non-recurring expenses incurred in relation to transactions that were not consummated. Our real estate business began in March 2018 and there was no related activity prior to that date.

Appendix: Contact Information Investor Relations 800 South Street, Suite 230 Waltham, MA 02453 Phone: +1 (617) 375-3006 investorrelations@greatelmcap.com © 2019 Great Elm Capital Group, Inc.